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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

        Date of Report (Date of earliest event reported): March 28, 2000


                                HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)

                     12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                      03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code

        MASSACHUSETTS                  0-12102                04-2393279
 (State or other jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)



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ITEM 5. OTHER EVENTS

         Hadco Corporation (the "Company") held a meeting of the Board of Directors on March 24, 2000 at which the Company was authorized to enter into Amendment No. 2, dated as of March 28, 2000 (the "Amendment"), to the Rights Agreement, dated as of August 22, 1995 between the Company and The First National Bank of Boston, as amended by Amendment No. 1 dated March 18, 2000. A copy of the Amendment is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

                  Amendment No. 2, dated as of March 28, 2000, to the Rights Agreement, dated as of August 22, 1995 between Hadco Corporation and The First National Bank of Boston, as amended by Amendment No. 1 dated March 18, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HADCO CORPORATION


March 29, 2000                         By:  /s/ Patricia Randall
                                            ------------------------------------
                                            Patricia Randall
                                            Vice President


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                                  EXHIBIT INDEX


EXHIBIT NO.                              EXHIBIT
-----------                              -------

99.1 Amendment No. 2, dated as of March 28, 2000, to the Rights Agreement, dated as of August 22, 1995 between Hadco Corporation and The First National Bank of Boston, as amended by Amendment No. 1 dated March 18, 2000.